Exhibit 10.16

                                 LEASE AGREEMENT

                                 by and between

                                 IDC REALTY, LLC
                                   as Landlord

                                       and

                        INTERNET COMMERCE CORPORATION,
                                    as Tenant


                                 August 2, 2000

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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 2nd day of August, 2000, by and between IDC REALTY, LLC, a Georgia limited liability company ("Landlord"), and INTERNET COMMERCE CORPORATION, a Delaware corporation ("Tenant"). Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                    ARTICLE I

                             BASIC LEASE PROVISIONS

Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below, subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated. For purposes of this Lease, the following terms shall have the meanings ascribed to them below:

Building shall mean the approximately 8,000 square foot structure situated upon the Land (hereinafter defined) located at 129 Bankhead Avenue, Carrollton, County of Carroll, State of Georgia, as well as the portion of the Land on which the Building and parking areas are located, all as shown on Exhibit A attached hereto and made a part hereof, as the same currently exists or as it may from time to time hereafter be expanded or modified.

Commencement Date shall mean the date Landlord delivers possession of the Building to Tenant, which date shall be the date this Lease is fully executed by both parties.

Land shall mean that certain tract of land situated in Carroll County, Georgia as shown on Exhibit A attached hereto and hereby made a part hereof, constituting as of the date hereof, approximately 4.97 acres, as it may from time to time be expanded or otherwise modified.

Lease Year shall mean each consecutive twelve (12) month period during the Term commencing with the Commencement Date.

Premises shall mean the Building, together with the parking area serving the Building and all other improvements directly benefiting the Building, and together with the use of the remaining Land for access to and from the Premises.

Term shall mean sixty (60) months, subject to extension as provided herein.

                                   ARTICLE II

      Section 2.1 Premises. The real property demised by this Lease is as set forth in Article I.

      Section 2.2 Term. The Term of this Lease shall begin on the Commencement Date and shall continue in full force and effect for the Term of this Lease unless extended or sooner terminated in accordance with the provisions of this Lease.

      Section 2.3 Extension Option. So long as this Lease is in full force and effect and Tenant is not in default beyond any applicable notice and cure periods in the performance of any of the covenants or terms and conditions of this Lease at the time of notification to Landlord or at the time of commencement of the Extension Period, as that term is hereinafter defined, Tenant shall have the option (the "Extension Option") to extend the Term for the entire Premises for one (1) additional period of five (5) years (the "Extension Period"), at the rate of Twelve Dollars ($12.00) per annum per rentable square foot. Tenant shall provide Landlord with written notice twelve (12)

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months prior to the expiration of the Term of its desire to extend this Lease.
If Tenant fails to timely provide Landlord such notice, then Tenant's option to extend the Term shall be null and void and of no further force or effect. This right is personal to Tenant only and may not be assigned or transferred. Any such assignment or transfer shall be unenforceable as against Landlord.

      Section 2.4 Use. The Premises are to be used and occupied by Tenant only for general office purposes and for no other business or purpose without the prior written consent of Landlord, which shall not be unreasonably withheld. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements ("Laws"), and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. Landlord shall be responsible for making all structural modifications to the Premises which are required by applicable Laws unless such modifications are required due to Tenant's particular manner of use of the Premises, in which event, Tenant shall make and pay for all such modifications.

                                   ARTICLE III

      Section 3.1 Rental Payments. (a) Base Rent. Commencing on the Commencement Date and continuing thereafter throughout the Term, Tenant shall pay annual Base Rent of Eighty Thousand Dollars ($80,000) per year, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments of Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($6,666.67) per month on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance.

      (b) Partial Month. If the Commencement Date is other than the first (lst) day of a calendar month or if this Lease expires or terminates on a day other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated based upon multiplying the applicable Base Rent by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in such month.

      (c) Payment; Late Charge; Past Due Rate. The Base Rent and any and all other payments, which Tenant is obligated to make to Landlord under this Lease, shall constitute and are sometimes hereinafter collectively referred to as "Rent". Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord in lawful money of the United States of America at the times and in the manner provided in this Lease, without demand, deduction, abatement, setoff, counterclaim or prior notice. Tenant hereby acknowledges that late payment to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received within five (5) days after written notice to Tenant, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. Additionally, all Rent under this Lease shall bear interest from the date due until paid at the lesser of the Prime Rate as established in the most recent Wall Street Journal plus two (2%) percent per annum or the maximum nonusurious rate of interest then permitted by the applicable laws of the state in which the Building is located or the United States of America, whichever shall permit the higher nonusurious rate, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have with regard to the failure of Tenant to make any such payments under this Lease.

      Section 3.2 Operating Expenses.

      (a) Payment of Operating Expenses by Tenant. Tenant assumes and agrees to pay directly to the service provider all expenses, costs and disbursements of every kind and nature relating to or incurred or paid in connection with the Premises, together with all interest and penalties which may accrue thereon, including, without limitation, the following:

(i) the cost of all utilities for the Premises, including but not limited to the cost of water and power, heating, lighting, air conditioning and ventilating of the Building;


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(ii) the cost of all maintenance and service agreements for the Premises and the equipment therein, including but not limited to alarm service, security service, telephone system service, access control, landscaping, pest control and janitorial service;

(iii) the cost of repairs and general maintenance; and

(iv) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they are imposed by taxing districts or authorities currently taxing the Premises or by others subsequently created or otherwise, and any other taxes and assessments, assessed against or attributable to the Building of which the Premises are a part (including the parking areas) or its operation, shown as the frontage property on the attached Exhibit A consisting of approximately one-half (1/2) of an acre, excluding, however, federal and state taxes on income, death taxes, franchise taxes and any taxes imposed or measured on or by the income of Landlord from the operation of the Premises or imposed in connection with any change of ownership of the Premises together with the reasonable cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord or Tenant in an effort to reduce any such tax, assessment or charge, which costs shall be equitably apportioned between the Premises and the remaining Land ("Real Estate Taxes"). The Building (including parking areas) and portion of the Land on which the Building lies, are not separately assessed from the remaining portions of the Land, but the Building and the portion of the Land on which it lies are separately valued for tax purposes as is the remaining Land. Therefore, Tenant shall be responsible for only paying the Real Estate Taxes applicable to the Building and the one-half (1/2) acre of Land on which the Building and a portion of the parking area are located, all as shown on the attached Exhibit A. Landlord shall provide Tenant with a copy of the tax bill it receives on a yearly basis and a breakdown of the valuations applied to each lot constituting the Land and the improvements thereon.

      (b) Landlord's Insurance; Real Estate Taxes. Tenant shall reimburse Landlord within thirty (30) days of Tenant's receipt of a statement therefor, for the cost of all of Landlord's insurance relating to the Premises as set forth in Section 6.4(a) herein. Landlord shall also submit to Tenant within ten
(10) days of its receipt, the bill for Real Estate Taxes for the Premises, and Tenant shall promptly pay such bill prior to its due date. Each calendar year within ten (10) days of when due, Tenant agrees to provide Landlord with evidence of the payment of Real Estate Taxes described in clause (a) (iv) above

                                   ARTICLE IV

      Section 4.1 Occupancy of Premises. Tenant shall throughout the Term of this Lease, at its own expense, maintain the Premises and all improvements thereon and keep them free from waste, damage or nuisance, and shall deliver up the Premises in a clean and sanitary condition at the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, in good repair and condition, reasonable wear and tear and damage by casualty excepted. Upon the expiration or termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises.

      Section 4.2 Entry for Repairs and Inspection. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times accompanied by a representative of Tenant, with prior reasonable notice except in the event of an emergency, to inspect the same; to show the Premises to prospective tenants (within twelve (12) months of the expiration of the term of this Lease), or interested parties such as prospective lenders and purchasers; to exercise its rights under this Lease; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within three
(3) months of the expiration of the term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When required by any applicable Laws, governmental action or police directive, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure. Landlord shall use commercially reasonable efforts not to interfere with the operation of Tenant's business within or access to the Premises. Any latent defects discovered by Tenant within 30 days after the Commencement Date shall be repaired by Landlord at its sole cost and expense, as promptly as practicable and with as little interference to Tenant's construction (or operation of business, as applicable) as practicable.


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      Section 4.3 Hazardous Materials.

      (a) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws") or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property.

      (b) Tenant agrees that during its use and occupancy of the Premises it will not introduce, bring onto, dispose, use, store, transport, or manufacture Hazardous Materials on or about the Premises.

      (c) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the property in which the Premises are located. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it reasonably deems necessary to protect the value of the Premises or the property in which the Premises are located. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

      (d) Upon reasonable notice to Tenant, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Landlord shall use commercially reasonable efforts not to interfere with the operation of Tenant's business within or access to the Premises.

      (e) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees and shall correct any violation of any Environmental Laws caused by Tenant.

      (f) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property in which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section.

      (g) Landlord shall be responsible, at its sole cost and expense, for removal of all Hazardous Materials from the Premises prior to the delivery date if such removal is required by any applicable governmental agency or law. Any Hazardous Materials discovered by Tenant in or about the Premises which were not brought onto or introduced onto the Premises by Tenant or any of its employees, agents, contractors, subcontractors, or other representatives, and any Hazardous Materials that have come onto or under the Premises from another property, shall be removed by Landlord or such responsible third party if such removal is required by any applicable governmental agency or law, at Landlord's or such other party's sole cost and expense, as promptly as practicable and with as little interference to Tenant's construction (or operation of business, as applicable) as practicable. To the extent such removal or clean-up by Landlord or other responsible party materially interferes with Tenant's ability to operate its business within the Premises and Tenant is unable to operate all or a portion of its business in the ordinary course, then Tenant's Rent shall be abated commencing on the first (1st) day that Tenant is unable to operate in all or a portion of the Premises but only to the extent Tenant is so unable to operate. Upon the earlier of completion of such removal/clean-up or commencement of Tenant's operations within the affected portion of the Premises. Tenant shall commence paying Rent again in accordance with the terms hereof.


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      (h) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

                                    ARTICLE V

      Section 5.1 Leasehold Improvements.

      (a) Acceptance of Premises. Tenant has made a complete inspection of the Premises and shall accept the Premises in its "AS IS," "WHERE IS," and "WITH ALL FAULTS" condition on the Commencement Date without recourse to Landlord. However, this provision is not intended to relieve Landlord of any of its obligations set forth herein as of the Commencement Date. Except as expressly provided in this Lease, Landlord shall have no obligation to furnish, equip or improve the Premises. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that (i) Tenant accepts the Premises as being suitable for its intended purpose and in a good and satisfactory condition, (ii) acknowledges that the Premises comply fully with Landlord's covenants and obligations under this Lease and (iii) waives any defects in the Premises and its appurtenances, subject to the 30-day right set forth in Section
4.2 herein.

      (b) Improvements and Alterations. Tenant shall not make or allow to be made (except as otherwise provided in this Lease) any improvements, alterations or physical additions (including fixtures) in or to the Premises, without first obtaining the reasonable written consent of Landlord except for non-structural alterations costing less than $20,000 which shall not require Landlord's consent. However, Tenant must notify Landlord prior to making any such alterations.

      (c) Title to Alterations. All alterations, physical additions, modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this Lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that Tenant shall retain title to and shall remove from the Premises movable equipment, removable alterations, or furniture owned by Tenant and Tenant shall repair any damage caused thereby and Tenant shall return the Premises to their preexisting condition, normal wear and tear and casualty excepted. Notwithstanding any of the foregoing to the contrary, Landlord may require, at the time Landlord grants its consent to Tenant to make certain alterations, additions or improvements, Tenant to remove all alterations, additions or improvements to the Premises which have been placed therein or thereon by Tenant during the Term, including, without limitation, any cabling or other computer, satellite or telecommunications equipment or hardware, whether or not such alterations, additions, or improvements are located in the Premises upon the expiration or earlier termination of this Lease or the termination of Tenant's right to possession of the Premises and restore the same to Building standard condition, reasonable wear and tear excepted. The rights conferred to Landlord under this
Section 6.1 (c) shall be in addition to (and not in conflict with) any other rights conferred on Landlord by this Lease, in equity or at law.

      (d) Personal Property Taxes; Sales, Use and Excise Taxes. Tenant shall be responsible for and shall pay ad valorem taxes and other taxes, assessments or charges levied upon or applicable to Tenant's personal property and all license fees and other fees or charges imposed on the business conducted by Tenant on the Premises before such taxes, assessments, charges or fees become delinquent. Tenant shall also pay to Landlord with all Rent due and owing under this Lease an amount equal to any sales, rental, excise and use taxes levied, but excludes any income, estate or franchise taxes, imposed or assessed by the State or any political subdivision thereof or other taxing authority upon any amounts classified as rent.

      Section 5.2 Repairs by Landlord. All repairs, alterations or additions that affect the Premises' structural components shall be made by Landlord or its contractors only at Landlord's cost. Landlord's only obligation under this provision shall be to keep in good repair the structure and roof of the Building. Landlord shall not be required to make any improvements to or repairs of any kind or character to the mechanical, electrical, plumbing or other systems or to the leasehold improvements located in or serving the Premises during the Term and all such repairs or improvements shall be made by Tenant solely at Tenant's cost and expense.

      Section 5.3 Repairs by Tenant. Subject to Section 5.2 of this Lease, Tenant shall be responsible, at its own cost and expense, for all repair or replacement of the mechanical, electrical, plumbing, and other Building systems as well as the floor coverings within the Premises and any damage to the leasehold improvements in the


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Premises, together with any other damage to the Premises or any part thereof.
Tenant is also obligated to perform, at Tenant's own cost and expense and risk, all other maintenance and repairs necessary or appropriate to cause the Premises to be maintained in good condition and suitable for Tenant's intended commercial purpose.

      Section 5.4 Liens. Tenant shall keep the Premises and the Building free from any liens, (including but not limited to liens filed against the Premises by any governmental agency, authority or organization) arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond within thirty (30) days after the earlier of Tenant's notice of the existence of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other required notice before commencement of any such work. If Tenant fails to remove any lien within the prescribed thirty (30) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including reasonable attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises.

      Section 5.5 Indemnification. Tenant shall defend, indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders ("Landlord's Related Parties") from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

            Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees, officers, directors, partners and shareholders ("Tenant's Related Parties") from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use or operation of the Building or the Land by, or the willful misconduct or negligence of, Landlord, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or the Land or arising from any breach or default under this Lease by Landlord. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Tenant, or its officers, contractors, licensees, agents, employees, customers or invitees.

                                   ARTICLE VI

      Section 6.1 Condemnation.

      (a) Total Taking. In the event of a taking or damage related to the exercise of the power of eminent domain, by any agency, authority, public utility, person, corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (individually, a "Taking") of (i) the entire Premises, (ii) 25% or more of the Premises as to prevent or substantially impair its use by Tenant during the Term of this Lease or (iii) portions of the Building required for reasonable access to, or reasonable use of, the Premises (individually, a "Total Taking"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the property taken passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking").


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      (b) Partial Taking. In the event of a Taking of less than 25% of the
Premises which does not constitute a Total Taking during the Term of this Lease (individually, a "Partial Taking"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the portion of the property taken shall cease and terminate as of the Date of Taking, and an adjustment to the Rent shall be equitably made based upon the reduced area of the Premises. In such event, Landlord shall restore the Premises with the condemnation proceeds it receives from the condemning authority but Landlord will not be required to spend in excess of such proceeds. During the period of restoration. Rent shall abate to the extent Tenant is unable to use the Premises for the operation of its business.

      (c) Rent Adjustment. If this Lease is terminated pursuant to this Section 6.1, Landlord shall refund to Tenant any prepaid unaccrued Rent and any other sums due and owing to Tenant (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing Landlord under this Lease, each prorated as of the Date of Taking where applicable.

      (d) Repair. If this Lease is not terminated as provided for in this
Section 6.1, then Landlord at its expense shall promptly repair and restore the Building and/or the Premises to approximately the same condition that existed at the time Tenant entered into possession of the Premises, wear and tear excepted (and Landlord shall have no obligation to repair or restore Tenant's improvements to the Premises or Tenant's Property), except for the part taken, so as to render the Building as complete an architectural unit as practical, but only to the extent of the condemnation award received by Landlord for the damage.

      (e) Awards and Damages. Landlord reserves all rights to damages and awards paid because of any Partial or Total Taking of the Premises. Tenant assigns to Landlord any right Tenant may have to the damages or award. Further, Tenant shall not make claims against Landlord or the condemning authority for damages. Notwithstanding, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's Property and any other award that would not reduce the award payable to Landlord.

      Section 6.2 Force Majeure. Neither Landlord nor Tenant shall be required to perform any term, provision, agreement, condition or covenant in this Lease (other than the obligations of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "Force Majeure", which shall mean acts of God, strikes, injunctions, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, fire, theft, public enemy, insurrection, war, court order, requisition or order of governmental body or authority, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Neither Landlord nor any mortgagee shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by any Force Majeure, or for any damage or inconvenience which may arise through repair or alteration of any part of the Premises as a result of any Force Majeure.

      Section 6.3 Fire or Other Casualty. (a) Damage. If any portion of the Premises shall be destroyed or damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If any portion of the Premises shall be destroyed or damaged by fire or any other casualty then, (i) if the fire or other casualty is not a Major Casualty (as defined below), Landlord shall restore and repair the portion of the Premises damaged and, if the Premises are rendered untenantable in whole or in part by reason of such casualty as determined by Landlord, Tenant shall be entitled to an equitable abatement of the Rent hereunder until such time as the damaged portion of the Premises (exclusive of any of Tenant's Property or Tenant's improvements) are repaired or restored by Landlord to the extent required hereby, or (ii) if twenty-five percent (25%) or more of the Building is destroyed or damaged by fire or any other casualty (a "Major Casualty"), then Landlord may terminate this Lease whereupon all Rent accrued up to the time of such termination and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid to Tenant. In no event shall Landlord have any obligation to repair or restore any such destruction or damage, except as provided herein.

      (b) Repair. Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 6.3 within sixty (60) days after any such damage or destruction. If Landlord elects or is obligated to repair or restore any portion of the Premises, Landlord shall notify Tenant of the estimated time that repairs and/or restoration of the Premises and Building are to take and in the event that such repairs and/or restoration are anticipated to take more than two hundred forty (240) days after the date of the casualty, then Tenant may terminate this Lease within fifteen (15) days after such notice by Landlord to Tenant. If Landlord has elected or is obligated to repair and restore the Premises and Tenant does not elect to terminate this Lease as provided above, this Lease shall continue in full force and effect, and the repairs will be made within a reasonable time thereafter (not to exceed two hundred forty (240) days), subject to the provisions of Section 6.2 of this Lease. Should the repairs not be completed within that period, then Tenant shall have the option of terminating this Lease by written letter of termination. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord has elected or is obligated to repair and reconstruct the Premises to the extent stated above, the Term will be extended for a time equal to the period from the occurrence of such damage to the completion of such repair and reconstruction. If Landlord elects or is obligated to rebuild the Premises, Landlord shall only be obligated to restore or rebuild the Premises to approximately the same condition as existed at the time Tenant entered into possession of the Premises, wear and tear excepted and not be required to rebuild, repair or replace any part of Tenant's Property or Tenant's leasehold improvements. Notwithstanding anything contained in this Lease to the contrary, if Landlord shall elect or is obligated to repair and restore the Premises pursuant to this Section 6.3, in no event shall Landlord be required to expend under this Article VI any amount in excess of the proceeds actually received from the insurance carried by Landlord pursuant to Section 6.4(a) of this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or destruction or the disregard of the repair thereof except to the extent caused by Landlord's negligence or misconduct.

      Section 6.4 Insurance.

      (a) Landlord shall maintain, or cause to be maintained, standard fire and extended coverage insurance on the Building for the full replacement cost thereof. The insurance required to be obtained by Landlord may be obtained by Landlord through blanket or master policies insuring other entities or properties owned or controlled by Landlord. All insurance obtained by Landlord shall be obtained at competitive rates for office buildings comparable to the Building in the Carrollton, Georgia market with deductibles in such amounts as are customary for insurance policies covering office buildings comparable to the Building in the Carrollton, Georgia market.

      (b) Tenant shall, at its sole cost and expense, procure and maintain during the Term of this Lease commercial general liability insurance (including personal injury liability, premises/operation, property damage, independent contractors and broad form contractual coverage in support of the indemnifications of Landlord by Tenant under this Lease) in amounts of not less than a combined single limit of $1,000,000; property insurance with respect to Tenant's Property, and all leasehold improvements, alterations and additions made by Tenant, to be written on an "all risk" basis for full replacement cost; and comprehensive catastrophe liability insurance; all maintained with companies and on forms reasonably approved by Landlord and in such amounts as are required herein and endorsed to include Landlord as an additional insured, with respect to liability only with the premiums fully paid on or before the due dates. The insurer must be licensed to do business in the state of Georgia. In the event that Tenant fails to take out or maintain any policy required by this Section
6.4 to be maintained by Tenant, such failure shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy, notwithstanding that such loss may have been proximately caused solely or partially by the negligence or willful misconduct of Landlord or any of Landlord's Related Parties. If Tenant does not procure insurance as required, Landlord may, after 5 days notice and cure, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the past due rate provided for in Section 3.1(c) of this Lease until repaid by Tenant. The liability policy of insurance required to be maintained by Tenant shall specifically make reference to the indemnifications by Tenant in favor of Landlord under this Lease and shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any.

      Section 6.5 Waiver of Subrogation Rights. Each party hereto waives all rights of recovery, claims, actions or causes of actions arising in any manner in its (the "Injured Party's") favor and against the other party for loss or damage to the Injured Party's property located within or constituting a part or all of the Premises, to the extent the loss or damage: (a) is covered by the Injured Party's insurance; or (b) would have been covered by the insurance the Injured Party is required to carry under this Lease, whichever is greater, regardless of the cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party. This waiver also applies to each party's directors, officers, employees, shareholders, partners, representatives and agents. All insurance carried by either Landlord or Tenant covering the losses and damages described in this Section 6.5 shall provide for such waiver of rights of subrogation by the Injured Party's insurance carrier to the maximum extent that the same is permitted under the laws and regulations governing the writing of insurance within the state in which the Building is located. Both parties hereto are obligated to obtain such a waiver and provide evidence to the other party of such waiver. The waiver set forth in this Section
6.5 shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease.

                                   ARTICLE VII

      Section 7.1 Default by Tenant. The occurrence of any one or more of the following events beyond the notice periods set forth in Section 7.2 shall constitute a default by Tenant under this Lease:

      (a) Tenant shall fail to pay to Landlord any Rent or any other monetary charge due from Tenant hereunder as and when due and payable;

      (b) Tenant breaches or fails to comply with any term, provisions, conditions or covenant of this Lease, other than as described in Section 7.1(a), or with any of the Building rules and regulations now or hereafter established to govern the operation of the Premises;

      (c) A Transfer (hereinafter defined) shall occur, without the prior written approval of Landlord;

      (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

      (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant and, within sixty (60) days hereafter, Tenant fails to secure a discharge thereof;

      (f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

      (g) Tenant shall abandon or vacate (for a period in excess of 180 days) the Premises or any substantial portion thereof or fails to operate its business in the Premises for any reason other than destruction or condemnation of the Premises; or

      (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises and fails to remove the lien in accordance with Section 5.4 herein.

      Section 7.2 Landlord's Remedies. Upon occurrence of any default by Tenant under this Lease and (i) if the event of default described in Section 7.1(a) is not cured within ten (10) days after written notice from Landlord of such default; or (ii) the event described in Section 7.1 (c) is not cured within fifteen (15) days after written notice from Landlord of such default, or (iii) the events described in Sections 7.1(b), (d), (f) and (g) are not cured within thirty (30) days after written notice from Landlord of such default unless such default cannot be cured within 30 days but Tenant diligently prosecutes such cure to completion (there being no notice and cure period for events of defaults described in Sections 7.1 (e) and (h) except as otherwise set forth herein), the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

      (a) Continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

      (b) Terminate this Lease, and Landlord may forthwith repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid Rent and any other sums accrued hereunder at the date of termination, (iv) a sum equal to the amount, if any, by which the present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term, if the terms of this Lease had been fully complied with by Tenant, discounted at the prime rate of interest as then quoted by the Wall Street Journal plus two percent (2%) exceeds the total fair market value of the Premises for the balance of the Term (it being the agreement of the parties hereto that Landlord shall receive the benefit of its bargain), (v) the cost of reletting the Premises including, without limitation, the cost of restoring the Premises to the condition necessary to rent the Premises at the prevailing market rental rate, normal wear and tear excepted, (vi) any increase in insurance premiums caused by the vacancy of the Premises, (vii) the amount of any unamortized improvements to the Premises paid for by Landlord, (viii) the amount of any unamortized brokerage commission or other costs paid by Landlord in connection with the leasing of the Premises and (ix) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of reentry upon the Premises, without becoming liable for damages, or guilty of trespass.

      (c) Terminate Tenant's right of occupancy of the Premises and reenter and repossess the Premises by entry, forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, without acceptance of surrender of possession of the Premises, and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant for a period equal to or lesser or greater than the remainder of the Term of the Lease on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease (plus interest at the past due rate provided in Section 3.1 (c) of this Lease if in arrears) plus an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing any of Tenant's or any other occupant's property left on the Premises after reentry,
(iii) the cost of decorations, repairs, changes, alterations and additions to the Premises, (iv) the cost of any attempted reletting or reletting and the collection of the rent accruing from such reletting, (v) the cost of any brokerage fees or commissions payable by Landlord in connection with any reletting or attempted reletting, (vi) any other costs incurred by Landlord in connection with any such reletting or attempted reletting, (vii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (viii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (ix) the amount of any unamortized improvements to the Premises paid for by Landlord, (x) the amount of any unamortized brokerage commissions or other costs paid by Landlord in connection with the leasing of the Premises and (xi) any other sum of money or damages owed by Tenant to Landlord at law, in equity or hereunder, all reduced by any sums received by Landlord through any reletting of the Premises; provided, however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this Section 7.2(c) from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 7.3(b) of this Lease.

      (d) Enter upon the Premises and do whatever Tenant is obligated to do under the terms on this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus interest at the past due rate provided in this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action except for Landlord's negligence and willful misconduct. No action taken by Landlord under this Section 8.2(d) shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

      (e) Exercise any and all other remedies available to Landlord in this Lease, at law or in equity.

      Section 7.3 Waiver of Duty to Relet or Mitigate. Notwithstanding anything contained herein to the contrary, to the full extent permitted under applicable law, Tenant and Landlord agree that Landlord shall have no duty to relet the Premises or otherwise mitigate damages under this Lease and Tenant hereby releases Landlord from any and all duty to relet the Premises or otherwise mitigate damages. Tenant agrees that Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished, because of Landlord's failure to relet the Premises or collect rent due with respect to such reletting. Furthermore, Tenant hereby waives any and all rights to plead such failure of Landlord to mitigate damages as an affirmative defense in any proceeding based on any Default by Tenant under this Lease. In the event, and only in the event, that (despite such waiver and contrary to the intent of the parties hereunder) applicable law requires Landlord to attempt to mitigate damages, Landlord and Tenant agree that any such duty to mitigate shall be satisfied and Landlord shall be deemed to have used objectively reasonable efforts to fill the Premises by doing the following: (a) posting a "For Lease" sign on the Premises; (b) advising Landlord's leasing agent of the availability of the Premises; and (c) advising at least one outside commercial brokerage entity of the availability of the Premises; provided, however, that Landlord shall not be obligated to relet the Premises before leasing any other property under the ownership or control of Landlord. If Landlord receives any payments from the reletting of the Premises and is required to mitigate damages (despite the intent of the parties hereunder), any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant's Default under this Lease.

      Section 7.4 Waiver of Certain Rights. Tenant hereby expressly waives any and all rights Tenant may have under applicable state law to its right of redemption. Tenant hereby waives any and all liens (whether statutory, contractual or constitutional) it may have or acquire as a result of a breach by Landlord under this Lease. Tenant also waives and releases any offset rights it may have against Landlord, including without limitation the rights conferred upon applicable state law, except for rights otherwise expressly set forth herein.

      Section 7.5 Non-Waiver. Failure on the part of Landlord to complain of any action or nonaction on the part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights under this Lease. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. Payment by Tenant to Landlord of any amount due hereunder shall not be a waiver of any Landlord's default which may exist at the time of such payment, or a waiver of Tenant's right to contest the amount of such payment.

      Section 7.6 Holding Over. In the event Tenant remains in possession of the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Premises as a tenant at will at a base rental equal to one hundred fifty percent (150%) of the then applicable Base Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will, including without limitation the payment of all other Rent; provided, however, nothing contained herein shall require Landlord to give Tenant more than thirty (30) days prior written consent to terminate Tenant's tenancy-at-will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend or renew the Term or in any other manner be construed as permission by Landlord to hold over. Tenant shall indemnify Landlord (y) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination or expiration of this Lease, and (z) for all other reasonable losses, costs and expenses, including reasonable attorneys' fees, incurred by reason of such holding over. Notwithstanding the foregoing. Tenant shall not be deemed to be in holdover if Landlord and Tenant are in good faith negotiations of a renewal of the Lease and an amendment to the Lease evidencing such renewal is executed within 30 days after expiration of the Term.

      Section 7.7 Abandonment of Personal Property. Any personal property left on or about the Premises at the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, shall be deemed abandoned by Tenant and may, at the option of Landlord, be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk, cost and expense of Tenant. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. In the event Tenant does not reclaim any such personal property and pay all costs for any storage and moving thereof within thirty (30) days after the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, Landlord may dispose of such personal property in any way that it deems proper. If Landlord shall sell any such personal property, it shall be entitled to retain from the proceeds the amount of any Rent or other expenses due Landlord, together with the cost of storage and moving and the expense of the sale. Notwithstanding anything contained herein to the contrary, in addition to the rights provided herein with respect to any such property, Landlord shall have the option of exercising any of its other rights or remedies provided in the Lease or exercising any rights or remedies available to Landlord at law or in equity.

                                  ARTICLE VIII

      Section 8.1 Transfers. Tenant shall not, by operation of law or otherwise,
(a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, the Premises or any part of or interest in this Lease Or the Premises,
(b) grant any concession or license within the Premises, (c) sublet all or any part of the Premises or any right or privilege appurtenant to the Premises, or
(d) permit any other party to occupy or use all or any part of the Premises (collectively, a "Transfer"), without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. This prohibition against a Transfer includes, without limitation, (i) any subletting or assignment which, except as provided below, would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure; (ii) an assignment or subletting to or by a receiver or trustee in any Federal or State bankruptcy, insolvency, or other proceedings; or (iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of Lease. Any attempted Transfer by Tenant in violation of the terms and covenants of this Article VIII shall be void and shall constitute a default by Tenant under this Lease. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Premises without Landlord's consent (a) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (b) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (c) in connection with the sale of all or substantially all of the assets of Tenant, so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (a), (b) or (c) above, and provided such assignee, subtenant or successor-in-interest expressly assumes Tenants' obligations and liabilities hereunder as of the date of such assignment. No such assignment, sublease or transfer, however, shall release Tenant from any covenant, liability or obligation under this Lease.

      Section 8.2 Assignment by Landlord. Landlord shall have the right at any time to sell, transfer or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests in this Lease or in the Premises, the Building, the Land and all other property referred to herein, without the prior consent of Tenant, and such sale, transfer or assignment shall be binding on Tenant. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released from all liability and obligations under this Lease accruing after the effective date of such sale, transfer or assignment to the extent assumed by grantee.

      Section 8.3 Right of First Refusal to Purchase the Premises or Building. In the event Landlord receives a bona fide offer from a third party who desires to purchase the Premises or the Building, Landlord shall give notice thereof to Tenant which notice shall contain the terms under which Landlord is willing to sell the Premises or Building, as applicable. Within ten (10) business days of such notice, time being of the essence, Tenant shall give Landlord notice that it either does or does not wish to purchase the Premises or Building, as applicable, on the terms and conditions contained in Landlord's notice. In the event Tenant's notice provides that it does not wish to purchase the Building or Premises, as applicable, or if Tenant fails to give Landlord notice of its desires respecting same within the foregoing required ten (10) business day period, then Landlord shall be entitled to proceed to market and/or sell the Building or Premises, as applicable, to a third party free and clear of Tenant's right of first offer and refusal and such right shall be deemed terminated in all respects.

In the event Tenant gives Landlord a notice as required in the preceding paragraph that it wishes to purchase the Building or Premises, as applicable, on the terms and conditions contained in Landlord's notice to it, then Landlord and Tenant shall have thirty (30) days from the date of the notice within which to execute a purchase agreement on the terms and conditions contained in Landlord's notice. In the event Landlord and Tenant fail to sign such agreement using good faith efforts within said thirty (30) day period, time being of the essence, then Landlord shall be entitled to proceed to market and/or sell the Building or Premises, as applicable, to a third party free and clear of such right and such right shall be deemed terminated in all respects.

      Section 8.4 Limitation of Landlord's Liability. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character (including, without limitation, the payment of any judgment) whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of Landlord's Related Parties or any mortgagee for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Premises. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. In no event shall Landlord be liable to Tenant, or any interest of Landlord in the Premises be subject to execution by Tenant, for any indirect, special, consequential or punitive damages.

                                   ARTICLE IX

      Section 9.1 Subordination. This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Premises or the Land, and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Premises or the Land or Landlord's interest or estate therein or on or against such ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder. Tenant shall execute and deliver upon demand any reasonable instruments, releases or other documents requested by any lessor or mortgagee for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, only upon such party's request and at such party's sole discretion but not otherwise. Notwithstanding such attornment, Tenant agrees that any such successor in interest shall not be (a) liable for any act or omission of, or subject to any rights of setoff, claims or defenses otherwise assertable by Tenant against, any prior owner of the Premises or the Land (including without limitation, Landlord), (b) bound by any rents paid more than one (1) month in advance to any prior owner, and (c) if such successor is a mortgagee or a ground lessor whose address has been previously given to Tenant, bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by such mortgagee or ground lessor. Tenant shall execute all such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any mortgagee or lessor under a lien instrument or lease covering the Premises whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable opportunity to perform Landlord's obligations hereunder. Notwithstanding the generality of the foregoing, any mortgagee or ground lessor may at any time subordinate any such deeds of trust, mortgages, other security instruments or ground leases to this Lease on such terms and conditions as such mortgagee or ground lessor may deem appropriate. Notwithstanding the foregoing, Tenant's obligation to subordinate this Lease to any future mortgage or ground lease shall be expressly conditioned upon Tenant receiving a nondisturbance agreement which shall provide that the holder of such mortgage or such ground lessor shall not disturb this Lease or Tenant's rights hereunder so long as Tenant is not in default hereunder past any applicable notice and cure period. Landlord represents to Tenant that as of the date of this Lease, there is no existing mortgage or debt encumbering the Land or Building nor is the Land subject to a ground lease.

      Section 9.2 Estoppel Certificate or Three-Party Agreement. Each party (the "Requested Party") agrees within ten (10) business days following request by the other (the "Requesting Party") (a) to execute, acknowledge and deliver to the Requesting Party and any other persons specified by the Requesting Party, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with the Requesting Party, certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification (ii) the date to which the Rent and other charges are paid in advance, if any, (iii) that there are not, to the Requested Party's knowledge, any uncured defaults on the part of the Requesting Party hereunder, or so specifying such defaults, if any, as are claimed and/or (iv) any other matters as such third party may reasonably require in connection with the business dealings of the Requesting Party and/or such third party and (b) if the Requesting Party is Landlord, to deliver to Landlord the most current annual report of Tenant.

      Section 9.3 Notices. Any notice, request, approval, consent or other communication required or contemplated by this Lease must be in writing, unless otherwise in this Lease expressly provided, and may be given or be served by depositing the same in the United States Postal Service, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective upon either (i) the actual receipt or refusal of receipt by such party at such address, or (ii) a failure of delivery due to such receiving party not being open during normal business hours, or closing, moving, or relocating its business and failing to provide the other party with a change of address. Notice given in any other manner shall be effective only if and when delivered to the party to be notified or at such party's address for purposes of notice as set forth herein. For purposes of notice the address of the Landlord shall, until changed as herein provided, be c/o Vernon E. Zander, 165 Foggy Bottom Drive, Carrollton, Georgia 30116 and the address of the Tenant shall, until changed as herein provided, be 805 3rd Avenue, New York, NY 10022. The parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen
(15) days' written notice to the other party in the manner set forth in this
Section 9.3.

                                    ARTICLE X

      Section 10.1 Rights and Remedies Cumulative. The rights and remedies of Landlord under this Lease shall be nonexclusive and each right or remedy shall be in addition to and cumulative of all other rights and remedies available to Landlord under this Lease or at law or in equity. Pursuit of any right or remedy shall not preclude pursuit of any other rights or remedies provided in this Lease or at law or in equity, nor shall pursuit of any right or remedy constitute a forfeiture or waiver of any Rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any of the terms of this Lease.

      Section 10.2 Legal Interpretation. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Georgia and the United States. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. All obligations of either party hereunder not fully performed as of the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms of this Lease shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof. Tenant and Landlord agree that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. It is likewise agreed that this Lease may not be altered, amended, changed or extended except by an instrument in writing signed by both Landlord and Tenant. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or because such party or its counsel is the draftsman of this Lease. All references to days in this Lease and any Exhibits or Addendums hereto mean calendar days, not working or business days, unless otherwise stated.

      Section 10.3 No Brokers. Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman in connection with the negotiation or execution of this Lease and no such broker or salesman has been involved in connection with this Lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman due to acts of such party or such party's representatives.

      Section 10.4 Consents by Landlord. Except as otherwise provided herein, in all circumstances under this Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord, and it shall not constitute any nature of breach by Landlord under this Lease or any defense to the performance of any covenant, duty or obligation of Tenant under this Lease that Landlord delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

      Section 10.5 Joint and Several Liability. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

      Section 10.6 Independent Covenants. The obligation of Tenant to pay Rent and other monetary obligations provided to be paid by Tenant under this Lease and the obligation of Tenant to perform Tenant's other covenants and duties under this Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this Lease be dependent upon the condition of the Premises, or the performance by Landlord of its obligations hereunder.

      Section 10.7 Tenant's Interest in Premises. This lease agreement shall not convey any leasehold estate from Landlord to Tenant. Landlord and Tenant hereby agree that this lease creates only the interest of a usufruct in Tenant which may not be levied upon or assigned without Landlord's permission.

      Section 10.8 Recording. Neither Landlord nor Tenant shall record this Lease, but a short-form memorandum hereof may be recorded at the request of Landlord at Landlord's expense.

      Section 10.9 Disclaimer; Waiver of Jury, Trial. LANDLORD AND TENANT EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD'S ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE PREMISES. EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL SUCH OTHER EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH BEING EXPRESSLY DISCLAIMED AND WAIVED.

            LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF

LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

      Section 10.10 Time Is of the Essence. Time is of the essence of this Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

      Section 10.11 Counterparts. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

            IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:                                TENANT:
--------                                 ------

IDC REALTY LLC,                          INTERNET COMMERCE CORPORATION,
a Georgia limited liability company      a Delaware corporation


By:  /s/:  Vernon E. Zander              By:    /s/:  Richard Berman
   ------------------------------             --------------------------
Name:  Vernon E. Zander                  Name:  Richard Berman
Title: Manager                           Title:
                                               -------------------------

                                    EXHIBIT A

                      DRAWING OF THE LAND AND IMPROVEMENTS